UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Material

☐	Soliciting Material under §240.14a-12

Nine Energy Service, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

Nine

NINE ENERGY SERVICE, INC.

To Be Held On:

May 2, 2025 at 8:00 a.m., Central Time

At 2001 Kirby Drive, Suite 200, Houston, Texas 77019

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/17/25.

Please visit https://investor.nineenergyservice.com, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report

TO REQUEST MATERIAL:
TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)
E-MAIL: help@equiniti.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at ***.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Class I Directors

NOMINEES:
Darryl K Willis
Julie A Peffer

Please note that you cannot use this notice to vote by mail.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025

3. Approval, on an advisory basis, of the compensation of our named executive officers

4. Approval of the Third Amendment to the 2011 Stock Incentive Plan

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THESE NOMINEES FOR DIRECTOR IN PROPOSAL 1, A VOTE "FOR" PROPOSAL 2, A VOTE "FOR" PROPOSAL 3 AND A VOTE "FOR" PROPOSAL 4.

Your Vote Counts! NINE ENERGY SERVICE, INC. 2025 Annual Meeting Vote by May 01, 2025 11:59 PM ET Hextone, Inc. P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 OF 2Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in NINE ENERGY SERVICE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 02, 2025. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and May 02, 2025 vote without entering a 8:00 AM CST control number 2001 Kirby Drive Suite 200 Houston, Texas 77019 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request apaper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: For 01 Darryl K. Willis 02 Julie A. Peffer 2 Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting For firm of the Company for the fis cal year ending December 31, 2025 3 Approval, on an advisory basis, of the compensation of our named executive officers For 4 Approval of the Third Amendment to the 2011 Stock Incentive Plan For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 FLASHID-JOB# 148,294